Derivatives and Concentration of Credit Risk	12 Months Ended
Dec. 31, 2015
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and Concentration of Credit Risk
Derivatives and Concentration of Credit Risk
Energy Commodity Derivatives
Risk Management Activities
We are exposed to market risk from changes in energy commodity prices within our operations. We utilize derivatives to manage exposure to the variability in expected future cash flows from forecasted sales of crude oil, natural gas and natural gas liquids attributable to commodity price risk.
We produce, buy and sell crude oil, natural gas and natural gas liquids at different locations throughout the United States. To reduce exposure to a decrease in revenues from fluctuations in commodity market prices, we enter into futures contracts, swap agreements, and financial option contracts to mitigate the price risk on forecasted sales of crude oil, natural gas and natural gas liquids. We have also entered into basis swap agreements to reduce the locational price risk associated with our producing basins. Our financial option contracts are either purchased or sold options, or a combination of options that comprise a net purchased option, zero-cost collar or swaptions.
We also may enter into forward contracts to buy and sell natural gas to maximize the economic value of transportation agreements. To reduce exposure to a decrease in margins from fluctuations in natural gas market prices, we may enter into futures contracts, swap agreements, and financial option contracts to mitigate the price risk associated with these contracts. Derivatives for transportation economically hedge the expected cash flows generated by those agreements.
Derivatives related to production
The following table sets forth the derivative notional volumes of the net long (short) positions that are economic hedges of production volumes, which are included in our commodity derivatives portfolio as of December 31, 2015.

Commodity	Period	Contract Type (a)	Location	Notional Volume (b)	Weighted Average Price (c)
Crude Oil
Crude Oil	2016	Fixed Price Swaps	WTI	(27,549)	$61.70
Crude Oil	2016	Basis Swaps	Midland	(5,000)	$(0.45)
Crude Oil	2016	Fixed Price Calls	WTI	(1,243)	$55.75
Crude Oil	2016	Swaptions	WTI	(1,257)	$57.15
Crude Oil	2017	Fixed Price Swaps	WTI	(9,304)	$61.66
Crude Oil	2017	Swaptions	WTI	(1,500)	$59.00
Natural Gas
Natural Gas	2016	Fixed Price Swaps	Henry Hub	(213)	$3.79
Natural Gas	2016	Basis Swaps	NGPL	(5)	$(0.23)
Natural Gas	2016	Basis Swaps	Permian	(33)	$(0.17)
Natural Gas	2016	Basis Swaps	Rockies	(230)	$(0.21)
Natural Gas	2016	Basis Swaps	San Juan	(100)	$(0.18)
Natural Gas	2016	Basis Swaps	SoCal	(45)	$(0.01)
Natural Gas	2017	Basis Swaps	Rockies	(50)	$(0.21)
Natural Gas	2017	Basis Swaps	San Juan	(33)	$(0.16)
Natural Gas	2017	Basis Swaps	SoCal	(10)	$—
Natural Gas	2017	Fixed Price Calls	Henry Hub	(16)	$4.50
Natural Gas	2017	Swaptions	Henry Hub	(65)	$4.19
Natural Gas	2018	Fixed Price Calls	Henry Hub	(16)	$4.75

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(a)
Derivatives related to crude oil production are fixed price swaps settled on the business day average and swaptions. The derivatives related to natural gas production are fixed price swaps, basis swaps, calls, swaptions and costless collars. In connection with several natural gas and crude oil swaps entered into, we granted swaptions to the swap counterparties in exchange for receiving premium hedged prices on the natural gas and crude oil swaps. These swaptions and calls grant the counterparty the option to enter into future swaps with us.

(b)	Crude oil volumes are reported in Bbl/day and natural gas volumes are reported in BBtu/day.

(c)	The weighted average price for crude oil is reported in $/Bbl and the natural gas is reported in $/MMBtu.

Derivatives primarily related to transportation
The following table sets forth the derivative notional volumes of the net long (short) positions of derivatives primarily related to transportation contracts, which are included in our commodity derivatives portfolio as of December 31, 2015. The weighted average price is not reported since the notional volumes represent a net position comprised of buys and sells with positive and negative transaction prices.

Commodity	Period	Contract Type (a)	Location (b)	Notional Volume (c)
Natural Gas	2016	Index	Multiple	(17)
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(a)	We enter into exchange traded fixed price and basis swaps, over-the-counter fixed price and basis swaps, physical fixed price transactions and transactions with an index component.

(b)	We transact at multiple locations primarily around our core assets to maximize the economic value of our transportation and asset management agreements.

(c)	Natural gas volumes are reported in BBtu/day.
Fair values and gains (losses)
The following table presents the fair value of energy commodity derivatives. Our derivatives are presented as separate line items in our Consolidated Balance Sheets as current and noncurrent derivative assets and liabilities. Derivatives are classified as current or noncurrent based on the contractual timing of expected future net cash flows of individual contracts. The expected future net cash flows for derivatives classified as current are expected to occur within the next 12 months. The fair value amounts are presented on a gross basis and do not reflect the netting of asset and liability positions permitted under the terms of our master netting arrangements. Further, the amounts below do not include cash held on deposit in margin accounts that we have received or remitted to collateralize certain derivative positions.

	December 31,
	2015		2014
	Assets	Liabilities	Assets	Liabilities
	(Millions)
Derivatives related to production not designated as hedging instruments	$359	$15	$503	$10
Derivatives related to physical marketing agreements not designated as hedging instruments	—	—	19	32
Total derivatives not designated as hedging instruments	$359	$15	$522	$42

For the periods ended December 31, 2015, 2014 and 2013, respectively, the Company had no energy commodity derivatives designated as cash flow hedges.
The following table presents the net gain (loss) related to our energy commodity derivatives.

	Years Ended December 31,
	2015	2014	2013

Gain (loss) from derivatives related to production not designated as hedging instruments(a)	$438	$515	$(57)
Gain (loss) from derivatives related to physical marketing agreements not designated as hedging instruments(b)	(20)	(81)	(67)
Net gain (loss) on derivatives not designated as hedges	$418	$434	$(124)
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(a)	Includes settlements totaling $650 million for the year ended December 31, 2015, and payments totaling $4 million and $11 million for the years ended December 31, 2014 and 2013, respectively.

(b)	Includes payments totaling $33 million, $120 million and $6 million for the years ended December 31, 2015, 2014 and 2013, respectively.
The cash flow impact of our derivative activities is presented in the Consolidated Statements of Cash Flows as changes in current and noncurrent derivative assets and liabilities.

Offsetting of derivative assets and liabilities
The following table presents our gross and net derivative assets and liabilities.

	Gross Amount Presented on Balance Sheet	Netting Adjustments (a)	Cash Collateral Posted(Received)	Net Amount
December 31, 2015	(Millions)
Derivative assets with right of offset or master netting agreements	$359	$(14)	$—	$345
Derivative liabilities with right of offset or master netting agreements	$(15)	$14	$—	$(1)

December 31, 2014
Derivative assets with right of offset or master netting agreements	$522	$(25)	$—	$497
Derivative liabilities with right of offset or master netting agreements	$(42)	$25	$17	$—
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(a)
With all of our financial trading counterparties, we have agreements in place that allow for the financial right of offset for derivative assets and derivative liabilities at settlement or in the event of a default under the agreements. Additionally, we have negotiated master netting agreements with some of our counterparties. These master netting agreements allow multiple entities that have multiple underlying agreements the ability to net derivative assets and derivative liabilities at settlement or in the event of a default or a termination under one or more of the underlying contracts.

Credit-risk-related features
Certain of our derivative contracts contain credit-risk-related provisions that would require us, under certain events, to post additional collateral in support of our net derivative liability positions. These credit-risk-related provisions require us to post collateral in the form of cash or letters of credit when our net liability positions exceed an established credit threshold. The credit thresholds are typically based on our senior unsecured debt ratings from S&P’s and/or Moody’s Investment Services. Under these contracts, a credit ratings decline would lower our credit thresholds, thus requiring us to post additional collateral. We also have contracts that contain adequate assurance provisions giving the counterparty the right to request collateral in an amount that corresponds to the outstanding net liability.
As of December 31, 2015, we didn't have any collateral posted to derivative counterparties, including zero initial margin to clearinghouses or exchanges to enter into positions or maintenance margin for changes in fair value of those positions, to support the aggregate fair value of our net $1 million derivative liability position (reflecting master netting arrangements in place with certain counterparties), which includes a reduction of less than $1 million to our liability balance for our own nonperformance risk. At December 31, 2014, we had collateral totaling $26 million posted to derivative counterparties, which includes $9 million of initial margin to clearinghouses or exchanges to enter into positions and $17 million of maintenance margin for changes in fair value of those positions, to support the aggregate fair value of our net $17 million derivative liability position (reflecting master netting arrangements in place with certain counterparties), which included a reduction of less than $1 million to our liability balance for our own nonperformance risk. The additional collateral that we would have been required to post, assuming our credit thresholds were eliminated and a call for adequate assurance under the credit risk provisions in our derivative contracts was triggered, was less than $1 million at both December 31, 2015 and December 31, 2014.
Concentration of Credit Risk
Cash equivalents
Our cash equivalents are primarily invested in funds with high-quality, short-term securities and instruments that are issued or guaranteed by the U.S. government.
Accounts receivable
The following table summarizes concentration of receivables, net of allowances, by product or service as of December 31.

	2015	2014
	(Millions)
Receivables by product or service:
Sale of natural gas, crude and related products and services	$171	$339
Joint interest owners	90	88
Other	39	10
Total	$300	$437

Natural gas customers include pipelines, distribution companies, producers, marketers and industrial users primarily located in the eastern and northwestern United States, Rocky Mountains and North Dakota. As a general policy, collateral is not required for receivables, but customers’ financial condition and credit worthiness are evaluated regularly.
Derivative assets and liabilities
We have a risk of loss from counterparties not performing pursuant to the terms of their contractual obligations. Counterparty performance can be influenced by changes in the economy and regulatory issues, among other factors. Risk of loss is impacted by several factors, including credit considerations and the regulatory environment in which a counterparty transacts. We attempt to minimize credit-risk exposure to derivative counterparties and brokers through formal credit policies, consideration of credit ratings from public ratings agencies, monitoring procedures, master netting agreements and collateral support under certain circumstances. Collateral support could include letters of credit, payment under margin agreements and guarantees of payment by creditworthy parties.
We also enter into master netting agreements to mitigate counterparty performance and credit risk. During 2015, 2014 and 2013, we did not incur any significant losses due to counterparty bankruptcy filings. We assess our credit exposure on a net basis to reflect master netting agreements in place with certain counterparties. We offset our credit exposure to each counterparty with amounts we owe the counterparty under derivative contracts.
The following table summarizes the gross and net credit exposure from our derivative contracts as of December 31, 2015.

Counterparty Type	Gross Total	Net Total
	(Millions)
Financial institutions (Investment Grade)(a)	$360	$346
Credit reserves	(1)	(1)
Credit exposure from derivatives	$359	$345
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(a)
We determine investment grade primarily using publicly available credit ratings. We include counterparties with a minimum S&P’s rating of BBB- or Moody’s Investors Service rating of Baa3 in investment grade.

Our seven largest net counterparty positions represent approximately 99 percent of our net credit exposure from derivatives and are all with investment grade counterparties. Under our marginless hedging agreements with key banks, neither party is required to provide collateral support related to hedging activities.
Other
At December 31, 2015, we held collateral support of approximately $45 million, either in the form of cash, letters of credit or surety bond, related to our gas management sale agreements.
Collateral support for our commodity agreements include letters of credit and guarantees of payment by creditworthy parties.

Revenues
During 2015, 2014 and 2013, BP Energy Company accounted for 3 percent, 15 percent and 7 percent of our consolidated revenues, respectively. During 2015, 2014 and 2013, Western Refining accounted for 11 percent, 4 percent and 2 percent of our consolidated revenues, respectively. Management believes that the loss of any individual purchaser would not have a long-term material adverse impact on the financial position or results of operations of the Company.